Rule 497 (e)
Registration Nos. 333-143964 and 811-21944

FIRST TRUST EXCHANGE-TRADED FUND II

(the “Trust”)

FIRST TRUST FTSE EPRA/NAREIT DEVELOPED MARKETS REAL ESTATE INDEX FUND

(the “Fund”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2019

DATED MARCH 13, 2019

The Board of Trustees of First Trust Exchange-Traded Fund II (the “Trust”) has approved a transaction to combine the First Trust Heitman Global Prime Real Estate ETF (“PRME”) with the Fund. Pursuant to this transaction, PRME shareholders will become shareholders of the Fund.

In order for the transaction to occur, the shareholders of PRME must approve the transaction. If approved, shares of PRME would be exchanged, on a tax-free basis for federal income tax purposes, for shares of the Fund with an equal aggregate net asset value, and PRME shareholders will become shareholders of the Fund.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE